SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) December 23, 1999
                                                          -----------------

                       ELECTRONIC BUSINESS SERVICES, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


              DELAWARE             2-96392-A            65-0952956
         ---------------------------------------------------------------
         (STATE OR OTHER         (COMMISSION         (IRS EMPLOYER
         JURISDICTION OF          FILE NUMBER)      IDENTIFICATION NO.)
           FORMATION)


         1800 NW 49TH STREET, SUITE 100, FORT LAUDERDALE, FLORIDA 33309
         --------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)       (ZIP CODE)



        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (954) 229-5100
                                                           --------------

          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGES SINCE LAST REPORT)

                            -------------------------

ITEM 5.  OTHER EVENTS

         On December 23, 1999, QuickCREDIT Corp., a Florida corporation and wholly owned subsidiary of Electronic Business Services, Inc. ("QCC"), and
BrandDirect Marketing, Inc. ("BrandDirect") entered into an agreement ("Agreement") for the sale and marketing by BrandDirect of two products offered by QCC. The two products to be marketed and sold by BrandDirect are a credit monitoring product that provides basic credit reporting (single and three-bureau merged reports), credit monitoring, consumer credit counseling, and privacy information components (the "Credit Reporting Product") and a credit card protection product that provides for the systematic cancellation of lost or stolen credit cards, the provision of emergency cash and other related services (the "Card Registration Product"). BrandDirect will market the products to bank card and oil card customers as potential benefits in a membership service to be created by BrandDirect (the "Club").

         Pursuant to the Agreement, BrandDirect is responsible for the design and preparation, subject to QCC's approval, of all marketing and sales materials used by BrandDirect to market or describe the products, including product packaging, marketing brochures, scripts and related information and for marketing the Club through direct mail and telemarketing sales efforts. Product orders will be delivered to QCC either directly from the Club members or through BrandDirect. QCC has responsibility for all aspects of product fulfillment and product delivery including the design and preparation, subject to BrandDirect approval, of all registration materials and other reports and fulfillment materials to be delivered to Club members that purchase either or both of the products.

         Beginning February 1, 2000 and ending June 16, 2000, or such shorter period as BrandDirect may elect (the "Test Period"), BrandDirect will market the Products to bank card and oil card customers for the purpose of assessing the feasibility of further roll-out of the Products to begin during or immediately after the Test Period. BrandDirect may elect not to roll-out the Products following the test period, and terminate the Agreement if the data collected during the Test Period indicates that (i) inbound telemarketing calls result in sales per hour of less than 2.0 with a retention rate of less than 35% and (ii) outbound telemarketing calls result in sales per hour of less than 1.2 with a retention rate of less than 35%. If BrandDirect elects to roll-out the Products, QCC and BrandDirect will use their good faith efforts to agree upon (i) a minimum monthly revenue guaranty to QCC by BrandDirect for new product sales and renewals for the first twelve (12) calendar months immediately thereafter and
(ii) exclusivity protection for both BrandDirect and QCC for the term of this Agreement following the roll-out date. BrandDirect guarantees that QCC will receive a minimum of $300,000 of gross revenues from sales by BrandDirect of the Credit Reporting Product and Card Registration Product during the Test Period. Such guaranteed minimum revenue is to be paid in unequal installments on the first day of each month of the Test Period in accordance with the schedule provided in the Agreement.

         Electronic   Business   Services,   Inc.  is  the  guarantor  of  QCC's
obligations under the Agreement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

         (i) Agreement entered into by and between QuickCREDIT Corp. and BrandDirect Marketing, Inc.



                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.



                                  ELECTRONIC BUSINESS SERVICES, INC.


                                  By:  /s/ HAROLD S. FISCHER
                                       -----------------------------------------
                                           Harold S. Fischer
                                           Chief Executive Officer and President


Dated:    December 23, 1999

                                                                         EXHIBIT


                                    AGREEMENT

         This Agreement (the "Agreement") is entered into by and between QuickCREDIT Corp., a Florida corporation having its principal offices located at 1800 N.W. 49th Street, Suite 100, Fort Lauderdale, Florida 33309 ("QCC") and BrandDirect Marketing, Inc., a Delaware corporation having its principal offices located at 4 Corporate Drive, Shelton, Connecticut 06484 ("BrandDirect").

                                    RECITALS

WHEREAS, QCC is in the business of and has expertise in (i) operating a credit reporting service and related data collection and reporting service (the "Credit Reporting Product") and (ii) operating a credit card protection service that provides for the systematic cancellation of lost or stolen credit cards, the provision of emergency cash and other related services (the "Card Registration Product") (both the Credit Reporting Product and the Card Registration Product individually referred to herein as a "Product" and collectively as the "Products"); and

WHEREAS, QCC and BrandDirect desire to enter into an agreement for the purpose of permitting BrandDirect to offer the Products as potential benefits in a membership service to be created by BrandDirect under the working name of "InfoProtect" (the "Club"); and

WHEREAS, QCC and BrandDirect wish to divide their respective responsibilities with respect to the sales, marketing, delivery and operation of the Products as a potential benefit of the Club in accordance with the provisions of this Agreement.

NOW THEREFORE, upon the promises and premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which each of QCC and BrandDirect hereby acknowledges, QCC and BrandDirect hereby agree to the following terms and conditions:

1. PRODUCTS. The Credit Reporting Product shall have the features set forth on EXHIBIT A attached hereto and incorporated herein by this reference. The Card Registration Product shall have the features set forth on EXHIBIT B attached hereto and incorporated herein by this reference.

2. TERM. The term of this Agreement shall begin on the date of its execution and shall remain in effect until terminated in accordance with this
Section 2, Section 7 or Section 17 of this Agreement. If this Agreement is not terminated pursuant to Section 7, this Agreement shall remain in effect for a period of twelve (12) calendar months following the Roll-out Date (defined in Section 7) unless earlier terminated pursuant to Section 17. Thereafter this Agreement shall be self-renewing annually on the anniversary of the Roll-out Date (the "Renewal Date") for additional one (1) year terms on the same terms and conditions as originally provided herein, unless (i) either party provides written notice to the other party of its intention not to renew this Agreement at least one hundred twenty (120) days prior to the Renewal Date, time being the essence hereof or (ii) this Agreement is terminated in accordance with the provisions of Section 17. Following the termination or expiration of this Agreement, QCC will continue to support each Product sold and each Product renewal occurring during the last year of the initial term or of any renewal term of this Agreement for a period of one (1) year from the date of such Product sale or Product renewal.

3.       REPRESENTATIONS, WARRANTIES AND ADDITIONAL COVENANTS.

         a. Each of the parties hereto represents, warrants and covenants to the other that it has been duly authorized and has full corporate power and authority to enter into this Agreement and to provide or arrange for the
provision   of  the  services   described   herein  for  which  such  party  has
responsibility and that it will do so in accordance with the terms of this Agreement and the exhibits attached hereto. Each party will identify one manager to focus as a liaison between the parties. Both liaisons will be available for periodic performance and relationship reviews. In the event that a party's liaison leaves the employ of the party or is otherwise unavailable to act as liaison, such party will promptly appoint a substitute and notify the other party of the identity of the substitute.

         b. Each of the parties hereto represents, warrants, and covenants to the other that (i) it currently complies, and that throughout the term of this Agreement and any survival period its performance under this Agreement shall comply, with all relevant federal, state, and local laws, rules and regulations applicable to it and the Products, including, but not limited to, the Fair Credit Reporting Act ("FCRA") and (ii) there is no pending investigation or proceeding by or before any governmental agency, including the Federal Trade Commission, its business practices or the Products.

         c.  QCC  represents,   warrants,  and  covenants  to  BrandDirect  that
throughout the term of this Agreement and any survival period:

         (i) Its activities under this Agreement will not infringe or violate the rights of any third party or the terms of any agreement (including any agreement with any of the Credit Repositories) (as defined in Section 5.a.);

         (ii) It possesses  agreements with the Credit  Repositories  permitting
QCC to perform its obligations under this Agreement (the "Credit Repository Agreements"), each of which is in full force and effect. QCC agrees that it will not supplement, modify, amend, renew or extend any of the Credit Repository Agreements in a manner that adversely affects BrandDirect's rights under this Agreement and will provide a copy of such agreements to BrandDirect upon demand; provided, that QCC may redact from such agreements any information deemed to be confidential and/or proprietary by QCC, in its discretion;

         (iii) Neither any of the Credit Repositories nor QCC is known by QCC to be in breach of any of the terms and conditions of the Credit Repository Agreements, and QCC does not know of any facts or circumstances which, with the giving of notice and/or the passage of time, or both, would constitute a breach of the terms and conditions of the any of the Credit Repository Agreements;

         (iv) No dispute between QCC and any of the Credit Repositories with respect to any of the Credit Repository Agreements is presently pending; and

         (v) QCC is not aware of any potential dispute with respect to the Credit Repository Agreements.

         (vi) QCC shall provide to BrandDirect in a timely manner such information, materials, consultation and reasonable legal advice necessary to permit BrandDirect to identify and comply with the provisions of the FCRA implicated by the performance of BrandDirect's obligations hereunder and the marketing and operation of the Club.

         d. BrandDirect represents, warrants and covenants to QCC that throughout the term of this Agreement and any survival period its activities under this Agreement will not infringe or violate the rights of any third party or the terms of any agreement.

         e. Each party hereto shall promptly notify the other in writing of any facts or circumstances which, with the giving of notice and/or the passage of time, or both, would cause any of such party's representations and warranties to be incorrect or misleading in any material respect.

4.            BRANDDIRECT RESPONSIBILITIES.

              a. The Credit Reporting Product.

              BrandDirect shall be responsible for the design and preparation of all marketing and sales materials used by BrandDirect to market or describe the Credit Reporting Product, including product packaging, marketing brochures, scripts and related information ("Credit Reporting Marketing Collateral"), shall have responsibility for marketing the Club (which responsibility shall include, without limitation, managing the relationship with its clients and establishing a telemarketing sales effort designed to promote the Club; provided, however, that QCC will be responsible for ensuring that all such Credit Reporting Marketing Collateral delivered to QCC not less than forty-five (45) calendar days before initial use or redistribution following any alteration contains all disclosures required by state or federal law to be given with respect to the Credit Reporting Product, including those disclosures required by the FCRA. The Credit Reporting Marketing Collateral shall in each case prior to initial use be subject to the review by and approval of, for accuracy, QCC and, to the extent contractually required, any or all of the Credit Repositories, and QCC and the Credit Repositories, to the extent contractually required, shall have the right to review and approve, for accuracy, any subsequent alteration(s) thereto;

provided that QCC and the Credit Repositories shall complete their review and return the materials and any comments to BrandDirect within forty-five (45) days of receipt by the Credit Repositories (which delivery and receipt shall take place not later than five (5) business days from the date of receipt of such materials by QCC), and further provided that minor modifications to solicitation materials and telemarketing scripts shall not be subject to further review by QCC and the Credit Repositories. QCC will be responsible for determining whether consent of the Credit Repositories is required and for obtaining such consent. "Minor modifications" shall mean modifications which do not change the substance or meaning of the material, do not materially alter the character of the solicitation, and do not modify any previously approved reference to any Credit Repository or to Credit Repositories in general or which contain no reference to any Credit Repositories. For purposes of fulfilling orders by members of the Club, BrandDirect shall either direct its members to contact QCC directly (including by business reply card) or provide material and/or media which contains all necessary new customer information to QCC. "All necessary new customer information" may include, without limitation, the name, address, telephone number, membership number, mother's maiden name, date of birth, social security number, type of service, effective date, and cost of service but shall in all cases contain such information that QCC identifies as necessary to permit QCC to fulfill the Product order, to comply with the requirements of the FCRA and other applicable laws, and to allow QCC to otherwise fulfill its obligations under this Agreement. BrandDirect shall provide to QCC appropriate information requested by QCC on all aspects of the Credit Reporting Product under the control of BrandDirect as mutually agreed upon by QCC and BrandDirect. The responsibilities of BrandDirect under this Section 4.a. shall be provided at BrandDirect's sole cost and expense.

              b. The Card Registration Product.

              BrandDirect shall be responsible for the design and preparation of all marketing and sales materials used by BrandDirect to market or describe the Card Registration Product, including product packaging, marketing brochures, scripts and related information ("Card Registration Marketing Collateral"), shall have responsibility for managing the relationship with its clients and shall be responsible for establishing a telemarketing sales effort designed to promote the Club which effort shall include, without limitation, the provision whether directly or through a third party contractor, all aspects of the telemarketing sales effort; provided, however, that QCC will be responsible for ensuring that all such Card Registration Marketing Collateral delivered to QCC not less than forty-five (45) calendar days before initial use or redistribution following any alteration contains all disclosures required by state or federal law to be given with respect to the Card Registration Product. The Card Registration Marketing Collateral shall in each case prior to initial use be subject to the review by and approval of, for accuracy, QCC and, to the extent contractually required, any or all of the Credit Repositories, and QCC and the

Credit Repositories, to the extent contractually required, shall have the right to review and approve, for accuracy, any subsequent alteration(s) thereto; provided that QCC and the Credit Repositories shall complete their review and return the materials and any comments to BrandDirect within forty-five (45) days of receipt by the Credit Repositories (which delivery and receipt shall take place not later than five (5) business days from the date of receipt of such materials by QCC), and further provided that minor modifications to solicitation materials and telemarketing scripts shall not be subject to further review by QCC and the Credit Repositories. QCC will be responsible for determining whether consent of the Credit Repositories is required and for obtaining such consent. "Minor modifications" shall mean modifications which do not change the substance or meaning of the material, do not materially alter the character of the solicitation, and do not modify any previously approved reference to any Credit Repository or to Credit Repositories in general or which contain no reference to any Credit Repositories. For purposes of fulfilling orders by members of the Club, BrandDirect shall either direct its members to contact QCC directly (including by business reply card) or provide material and/or media which contains all necessary new customer information to QCC. "All necessary new customer information" may include, without limitation, the name, address, telephone number, membership number, mother's maiden name, date of birth, social security number, type of service, effective date and cost of service but shall in all cases contain such information that QCC identifies as necessary to permit QCC to fulfill the Product order, to comply with the requirements of the FCRA and other applicable laws, and to allow QCC to otherwise fulfill its obligations under this Agreement. BrandDirect shall provide to QCC appropriate information requested by QCC on all aspects of the Card Registration Product under the control of BrandDirect as mutually agreed upon by QCC and BrandDirect. The responsibilities of BrandDirect under this Section 4.b. shall be provided at BrandDirect's sole cost and expense.

              c. The Club

              BrandDirect  will  be  responsible  for  forming,   operating  and
marketing the Club, including providing customer service for all benefits other than the Products. BrandDirect may determine in its discretion the nature, timing, duration and terms of the Club, the benefits to be included in the Club (including the Products), the marketing of the Club, the launch date for the Club and the duration of the Club. BrandDirect may also determine in its discretion the order process, if any, to be complied with by members (new and renewal) in order to receive the Products. BrandDirect and QCC agree to work together to develop an appropriate and cost-effective system by which communications from members (telephone and mail) are received by the proper party in a timely manner. Any change requested by BrandDirect to the benefits included in the Products, the order process or the process for delivery of the Products, to the extent such changes require additional development effort or other costs or expense to QCC shall be treated as a Product change in accordance with Exhibits A and B and the cost and expense to QCC dealt with accordingly.

5.            QCC RESPONSIBILITIES.

              a. The Credit Reporting Product.

              QCC  shall be  responsible  for  providing  the  Credit  Reporting
Product and customer service with respect thereto to members of the Club (i) in a competent, professional and timely (to be established by mutual agreement) manner, (ii) in accordance with the Credit Reporting Product description contained in EXHIBIT A, (iii) in accordance with the performance standards set forth in EXHIBIT D attached hereto and incorporated herein by this reference, and (iv) in compliance with all applicable laws, rules and regulations, including the FCRA. "Customer Service" shall include enrollment, fulfillment (including printing, mailing and postage), services made necessary by a member's cancellation, receiving customer inquiries and complaints relating to the Products and responding to the same and other services required by the FCRA. QCC shall be further responsible for managing all aspects of the subcontractor relationships and agreements required to perform its obligations hereunder (including, without limitation, the contracts with Equifax, TransUnion Corporation and Experian (the "Credit Repositories")) and the payment to such subcontractors of all fees for services performed thereunder. In addition, QCC shall be responsible for providing customer access to credit counseling services through a call transfer system that will connect customers with the National Consumer Credit Counseling Service during the available business hours of such organization or, if outside of the available business hours, will provide the requesting customer with the toll free telephone number of such organization. The responsibilities of QCC under this Section 5.a. shall be provided at QCC's sole cost and expense.

              b. The Card Registration Product

              QCC shall be responsible for providing the Card Registration Product and customer service with respect thereto to members of the Club (i) in a competent, professional and timely (to be established by mutual agreement) manner, (ii) in accordance with the Card Registration Product description contained in EXHIBIT B, (iii) in accordance with the performance standards set forth in EXHIBIT D, and (iv) in compliance with all applicable laws, rules and regulations. For purposes of facilitating delivery of lost or stolen card service, QCC shall, upon receipt of customer authorization acceptable to QCC, gather a credit report from one of the three Credit Repositories in order to identify for the customer the credit cards shown by such credit repository as being held by the customer. "Customer Service" shall mean enrollment, fulfillment, services made necessary by a member's cancellation, and receiving customer inquiries and complaints relating to the Products and responding to the same. With respect to any credit card cancelled pursuant to a customer request, QCC shall deliver to the customer, via First Class United States Mail, written notice identifying the credit cards so canceled by QCC following receipt of a request by customer for such action. For the purpose of taking sales orders of the Card Registration Product, for registering customers and for allowing immediate access by the customer to QCC for the purpose of canceling lost or stolen credit cards belonging to such customer, QCC shall be responsible for providing and staffing a call center necessary to permit the call center to efficiently and effectively carry out its intended function in accordance with the standards contained in EXHIBIT D. QCC shall be responsible for managing all aspects of the subcontractor relationships and agreements required to perform its obligations hereunder and the payment to such subcontractors of all fees for services performed thereunder. The responsibilities of QCC under this Section 5.b. shall be provided at QCC's sole cost and expense.

              c. Member Materials

              QCC shall be responsible for the design and preparation, after consultation with BrandDirect and subject to BrandDirect's review and prior approval, of the form of all registration materials and other reports and fulfillment materials to be delivered to members by QCC with respect to the Products. QCC shall also be responsible for ensuring that all such materials contain all disclosures required by state or federal law to be given with respect to the Products, including those required by the FCRA.

              d. Grant of License

              QCC hereby grants to BrandDirect during the term and any survival period a non-exclusive license and right to use the QCC trademarks in and in connection with the marketing, promotion and operation of the Club subject to the terms and conditions of this Agreement; provided, however, that QCC shall have the right to approve all materials in which any QCC trademark is incorporated prior to the use or dissemination of such materials. QCC represents and warrants that its trademarks are its sole property; it has the right to grant the license and right to use such trademarks as provided herein; and BrandDirect's use of such trademarks in accordance with this Agreement will not violate, conflict with, or infringe upon any rights (including, without limitation, trademark, copyright, common law, or statutory rights) of any person.

              e. Security

                 (i) BrandDirect Responsibilities. For BrandDirect outbound or inbound telemarketing sales, BrandDirect agrees to strictly adhere to the procedures and controls established by QCC and the Repositories and delivered to BrandDirect for the purpose of verifying the identity of persons obtaining the Products through the BrandDirect telemarketing sales effort. Such procedures and controls shall include, without limitation, (x) causing all employees, agents and independent contractors of BrandDirect to strictly follow the telemarketing sales scripts prepared by BrandDirect and approved by QCC and the Credit Repositories, (y) maintaining an audio recording of the identity verification portion of each outbound telemarketing Product sale on a media agreed to by QCC and (z) delivering to QCC a copy of the audio recording of identity verification for each such BrandDirect telemarketing Product sale within five (5) business days of the date of such sale. BrandDirect represents and warrants to QCC that it will strictly adhere to the procedures set forth in this Section 5(e)(i) then in effect in connection with all BrandDirect Product sales.

                 (ii) QCC Responsibilities. In connection with all Product sales, whether transacted with the consumer by BrandDirect or QCC, QCC agrees to implement sufficient procedures and controls to comply with applicable law (including the FCRA), to communicate those procedures and controls applicable to BrandDirect in accordance with (i) above and to assure that credit reports are timely delivered only to those individuals whose identity has been verified by BrandDirect or QCC, as the case may be, as being the subject of the report and to no other person and to take measures reasonably calculated to detect and prevent fraud in connection with such Product orders. In no event will QCC have any obligation to provide any report if QCC determines that providing such report may cause QCC to violate the provisions of the FCRA or any other applicable federal or state law or any of its agreements with any of the Credit Repositories.

              f.  Reporting

              During the term of this Agreement, QCC shall provide BrandDirect with detailed written reports in a format to be agreed upon by the parties. The purpose of such reports shall be to enable BrandDirect and QCC to confirm

Product sales, usage, service quality, and legal and contractual compliance. The timing of such reports shall be agreed to by the parties, but in no event shall reports be provided less frequently than weekly.

6.            PRODUCT PRICING.

              The prices to be charged to BrandDirect by QCC for each of the Products delivered to a member of the Club during the term of this Agreement or any survival period shall be as set forth on EXHIBIT C attached hereto and incorporated herein by this reference. Any adjustment or change to the prices contained on EXHIBIT C shall be effective only to the extent such change is approved in writing by each of QCC and BrandDirect in their discretion.

7.       TEST PERIOD.

a.       Length of Period.

         From February 1, 2000 through June 16, 2000, or such shorter period as BrandDirect may elect (the "Test Period"), BrandDirect shall market the Products to bank card and oil card customers for the purpose of assessing the feasibility of further roll-out of the Products to begin during or immediately after the Test Period.

b.       Acceptance Criteria.

                  During the Test Period BrandDirect shall actively market the Products and collect such data and perform such analysis as BrandDirect requires in its sole discretion. BrandDirect may elect not to roll-out the Products following the test period, and terminate this Agreement if the data collected during the Test Period indicates that (i) inbound telemarketing calls result in sales per hour of less than 2.0 with a retention rate of less than 35% and (ii) outbound telemarketing calls result in sales per hour of less than 1.2 with a retention rate of less than 35%. If BrandDirect elects to terminate this Agreement pursuant to this Section 7, it shall deliver notice of termination to QCC ("Test Termination Notice") within thirty (30) days following the last day of the of the Test Period. Such termination notice shall be effective thirty
(30) days from the date of receipt by QCC. If BrandDirect elects to roll-out the Products, within ten (10) days of the last day of the period for delivering Test Termination Notice or such earlier time as mutually agreed to by the parties, QCC and BrandDirect shall use their good faith efforts to agree upon (i) a minimum monthly revenue guaranty to QCC by BrandDirect for new Product Sales and renewals for the first twelve (12) calendar months immediately thereafter and
(ii) exclusivity protection for both BrandDirect and QCC for the term of this Agreement following the Roll-out Date. As the term is used herein, "Roll-out Date shall mean the first day of the twelve (12) calendar month period for which the minimum monthly revenue guaranty is agreed to pursuant to this Section 7.b.

c.       Minimum Revenue Guaranty.

         BrandDirect guarantees that QCC will receive a minimum of $300,000 of gross revenues from Product Sales during the Test Period (the "Minimum Revenue Guaranty"), provided that QCC has performed its material obligations under this

Agreement. Each full or partial calendar month during the Test Period during which a part of the Minimum Revenue Guaranty is payable is referred to herein as a "Minimum Revenue Period" and shall be divided in accordance with the following table:

                       MINIMUM REVENUE PERIODS AND GUARANTY PAYMENTS

                       February 1, 2000 to February 28, 2000  $37,500
                       March 1, 2000 to March 31, 2000        $75,000
                       April 1, 2000 to April 30, 2000        $75,000
                       May 1, 2000 to May 31, 2000            $75,000
                       June 1, 2000 to June 16, 2000          $37,500

         If BrandDirect generates gross revenue to QCC from Product Sales in excess of the amount of the Minimum Revenue Guaranty paid to QCC during any Minimum Revenue Period ("Excess Product Sales"), QCC shall invoice BrandDirect at the end of such period only that dollar amount equal to the difference between (i) the dollar amount of the payment required to be delivered to QCC in payment of the Product price in accordance with Section 8 and Exhibit C for each Product sold during the period and (ii) the amount of the Minimum Revenue Guaranty payment delivered that period. If BrandDirect fails to generate gross revenues from Product Sales during any Minimum Revenue Period equal to or greater than the portion of the Minimum Revenue Guaranty payment due for such period ("Sales Shortfall"), QCC shall accept such portion of the Minimum Revenue Guaranty delivered during such period in full satisfaction of the payment required to be delivered to QCC for the Product price in accordance with Section 8 and Exhibit C for each Product sold during the period. Excess Product Sales occurring during any Minimum Revenue Period may be credited against Sales Shortfalls taking place in any prior or subsequent Minimum Revenue Period. The Sales Shortfall occurring during any Minimum Revenue Period may be credited against Excess Product Sales taking place in any prior or subsequent Minimum Revenue Period. For the purpose of the foregoing sentence, on the last day of the Test Period if gross revenue from Product Sales during the Test Period is in excess of $300,000, QCC shall credit back to BrandDirect against the final invoice for the Test Period that dollar amount equal to the difference between
(x) the aggregate dollar amount of all Minimum Revenue Guarantee payments received during any period in which a Sales Shortfall occurred and (y) the dollar amount of the payment required to be delivered to QCC in payment of the Product price in accordance with Section 8 and Exhibit C for each Product sold during each such Sales Shortfall period. All minimum revenue guaranty payments shall be delivered to QCC on or before the 1st day of the Minimum Revenue Period to which it relates. The fact that BrandDirect is not obligated to make any minimum revenue guaranty payments following the last Minimum Revenue Period notwithstanding, BrandDirect shall market the Products until such time as QCC is given Test Termination Notice and shall remit to QCC during such period payment for all Product sales resulting from such marketing efforts in accordance with
Section 8 and Exhibit C.

8. PAYMENT TERMS. On or about the 1st day of each month of the Term, QCC will forward to BrandDirect a detailed invoice indicating amounts due to QCC in accordance with the prices contained on EXHIBIT C for activities during the prior calendar month. The undisputed portion of each invoice will be due and payable by BrandDirect thirty (30) days from the date of each invoice. Any disputes concerning charges by QCC appearing on any invoice to BrandDirect shall be identified in a written notice delivered to QCC promptly upon discovery by BrandDirect and prior to the date payment of such invoice is due. Any amounts disputed in good faith and so identified shall be resolved by mutual agreement of the parties prior to the payment due date and any adjustment to the invoice to reflect such agreement shall be delivered by QCC to BrandDirect. BrandDirect shall have ten (10) days from date of receipt of the adjusted invoice to pay the agreed upon amount. In the event QCC and BrandDirect are unable to resolve any good faith objection of BrandDirect to any invoice charge in the manner provided above, BrandDirect shall pay 50% of the amount disputed to QCC on or before five
(5) days following the payment due date. Notwithstanding the foregoing, nothing contained herein shall prevent BrandDirect from disputing any invoiced amount discovered by BrandDirect to be inaccurate after the date payment for such amount is due or has been delivered.

9. CANCELLATION OF PRODUCT ORDERS. QCC acknowledges that BrandDirect intends to market the Club with a guarantee that permits members to cancel their memberships and receive a refund of the current-term's membership fee. QCC and BrandDirect further agree that, in the event such a marketing strategy is employed, QCC shall, as its sole obligation to refund or reimburse to BrandDirect amounts actually paid by BrandDirect to QCC in satisfaction of the purchase price charged to BrandDirect for the cancelled Product, credit to BrandDirect that dollar amount determined by multiplying (i) the amount delivered to QCC by BrandDirect in payment of the purchase price for the canceled Product sale, by (ii) the percentage set forth on Exhibit C (under the heading "Cancellation Credits") for Product cancellations of that type. BrandDirect shall provide to QCC written or electronic notice of member cancellations occurring during the term of this Agreement within five (5) days of the last day of the calendar month in which such cancellations occurred. QCC will credit BrandDirect for the amount refundable to BrandDirect from QCC due to such cancellations on the monthly billing invoice delivered to BrandDirect covering the monthly period in which the cancellations occurred.

10.      CONFIDENTIALITY.

         a. "Confidential Information," as used herein, shall mean oral, written or documentary information which relates to this Agreement received by either party hereto or a party acting on such parties' behalf (each a "Receiving Party"). Without limiting the foregoing, the names, addresses, telephone numbers, credit card and billing account information, and other information pertaining to members of the Club shall be considered "Confidential Information" of BrandDirect, and QCC shall be considered the Receiving Party with respect thereto, regardless of how such information is obtained by QCC. Information meeting this definition shall be deemed Confidential Information notwithstanding the fact that QCC or BrandDirect, as the case may be, had received it from a third party pursuant to a confidentiality agreement with the owner of such information.

         b. "Confidential Information" does not include, and the Receiving Party shall have no obligation with respect to information (other than the names, addresses, telephone numbers, credit card and billing account information, and other information pertaining to members of the Club) which:

                  (i) is already known to the Receiving Party prior to receipt as evidenced by prior documentation thereof; or

                  (ii) is or becomes publicly known through no wrongful act of the Receiving Party; or

                  (iii) is rightfully received by the Receiving Party from a third party without restriction and without breach of this Agreement or any other agreement; or

                  (iv) is approved for release by written authorization of the owner of such information.

         c. QCC and BrandDirect acknowledge and agree that under this Agreement each such party will obtain and have access to Confidential Information of the other and that the misappropriation, unauthorized use, or unauthorized disclosure of such Confidential Information would constitute a material breach of this Agreement and would cause irreparable harm to the owner of such information. Each party shall take all measures reasonable under the circumstances to prevent unauthorized access to, or use of, the other party's confidential information and reports.

         d. With respect to Confidential Information, each party agrees that during the term of this Agreement and for a period of five (5) years thereafter it will not use Confidential Information of the other party for any purpose whatsoever except as necessary for the performance of its duties under this Agreement, and that it will avoid and prevent disclosure of Confidential Information to any party other than a party to this Agreement.

         e. In carrying out its duties under this Section 10, each party agrees to use a standard of care at least as high as it uses to protect its own confidential information, and no less than a reasonable standard of care.

         f. All Confidential Information and all tangible forms of such information, including, but not limited to, business information, data, documents, drawings, specifications, prototypes, and software received hereunder by a Receiving Party shall remain the property of the party delivering such information, or, if received from a third party, the property of such third party. Upon completion of its use of Confidential Information in connection with the above-stated purpose of this Agreement, or upon written request by the owner of such information, whichever is earlier, the Receiving Party shall return to the owner of such information all tangible forms of the Confidential Information, including any and all whole or partial copies thereof.

         g. The parties acknowledge that any breach of this Section 10 by one party could cause irreparable harm to the other party, and each party hereby consents to an injunction or other equitable relief, without the necessity of posting a bond or proving damages, in the event of any such threatened or actual breach by it in addition to monetary damages and any other available remedies.

11. OWNERSHIP OF INTELLECTUAL PROPERTY RIGHTS. QCC owns and retains all title and ownership of all intellectual property rights in and to the Products including, without limitation, all product concepts, characteristics, QCC generated and QCC acquired (from any source other than BrandDirect) marketing and sales collateral, training materials, scripts, software, firmware, copies of software, master diskettes, documentation and related materials now owned or hereafter acquired by the Company (from any source other than BrandDirect) in relation to the Products (collectively "QCC Intellectual Property"). No title to or ownership of the Products, the QCC Intellectual Property or any of the associated goodwill is transferred or licensed to BrandDirect under this Agreement and this Agreement should not be construed as granting to BrandDirect any such right or license, whether by implication, estoppel or otherwise. Notwithstanding anything contained herein to the contrary, following the termination of this Agreement, BrandDirect may utilize any marketing materials developed by BrandDirect in connection with this Agreement that contain descriptions of the Products to the extent such materials and descriptions do not make reference to or utilize any QCC owned or licensed trademarks, trade names, registered marks, or copyrighted materials.

12. YEAR 2000 COMPLIANCE. Each of BrandDirect and QCC represents and warrants to the other that all computer hardware, software, equipment, data bases and programs owned by or used by it or its agents or subcontractors which are material to the operations of its business and all updates thereto (collectively, "Software") correctly handle the change of the century in a standard and compliant manner, including the year 2000 and beyond as well as leap years and the absence of leap years, and will operate accurately in all material respects with respect to date-related operations. For purposes of this Agreement, compliance with the foregoing shall mean that the Software will (i) accurately handle date information, including leap year information, before, during and after January 1, 2000, including but not limited to accepting date input, providing date output and performing calculations on dates or portions of dates; (ii) function accurately and without interruption before, during and after January 1, 2000 without any change in operations associated with the advent of the new century; (iii) respond to two-digit year-date input in a way that resolves the ambiguity as to century in a disclosed, defined and predetermined manner; and (iv) store and provide output of date information in ways that are unambiguous and accurate as to century. As the sole and exclusive remedy for breach of this warranty during the Test Period, the breaching party shall (a) exercise commercially reasonable efforts to correct any material noncompliance and (b) provide to the non-breaching party new deliverables that are in compliance with this warranty at no cost or expense to the non-breaching party. In no event shall the breaching party be liable for indirect, incidental, consequential, reliance or special damages that the non-breaching party may incur as a result of breach of this warranty during the Test Period. Neither party shall be liable for any damages resulting from the failure of any third party's computer systems not being able to process or reflect dates before, on and after January 1, 2000; however, each party agrees that it shall be liable for Systems failures which are solely attributable to a failure of its individual systems to process and reflect dates before, on and after January 1, 2000, subject to the limitations set forth above.

13. AUDIT RIGHTS. Each party shall maintain at its principal administrative office adequate books and records of all transactions under this Agreement. Each party hereto shall have the right, during normal business hours and upon ten
(10) days' prior written notice, to inspect and audit the books and records of the other party relating solely to the business contemplated by this Agreement, including files, letters and other documents relating in any way to such business. Each party agrees to cooperate fully with all reasonable requests made by the other in this regard including making its office/facilities available to the requesting party during normal business hours. Each party also agrees to cooperate fully with any regulatory body with jurisdiction over either of the parties. Such books and records shall be maintained in accordance with prudent standards for the term of this Agreement and for a three (3) year period following the termination of this Agreement or for such longer period as may be required by federal or state law.

14       Intentionally left blank.

15. INDEMNIFICATION. Each party is responsible for the performance of its respective obligations hereunder. Therefore:

         QCC shall indemnify and hold BrandDirect, its directors, officers, employees and agents harmless (including from and against reasonable outside attorney's fees) from and against any and all claims, costs, damages, expenses, fees, fines, punitive damages, suits or proceedings arising out of or in any way relating to any breach by QCC of any term or condition of this Agreement or any acts or omissions of QCC's officers, directors, employees, subcontractors or agents concerning the performance of QCC's obligations under this Agreement. For purposes of this Section 15, the Credit Repositories will be considered subcontractors of QCC. Following receipt by QCC of written notice from BrandDirect that it intends to roll-out the Products, QCC shall obtain and maintain during the remaining portion of the term, any renewal term and any survival period insurance having the characteristics agreed to by QCC and BrandDirect.

         BrandDirect shall indemnify and hold QCC, its directors, officers, employees and agents harmless (including from and against reasonable outside attorney's fees) from and against any and all claims, costs, damages, expenses, fees, fines, punitive damages, suits or proceedings arising out of or in any way relating to any breach by BrandDirect of any term or condition of this Agreement or any acts or omissions of BrandDirect's officers, directors, employees, subcontractors or agents concerning the performance of BrandDirect's obligations under this Agreement.

         Notwithstanding any other provision of this Agreement to the contrary, the indemnification and hold harmless provisions of this Section 15 shall survive the termination or expiration of this Agreement.

16. APPROVAL NOT UNREASONABLY WITHHELD. Any time the approval or consent of either QCC or BrandDirect shall be called for pursuant to this Agreement, except where a different time period or different standard is expressly provided (e.g. consent given in a party's discretion), such approval or consent will not be unreasonably withheld, conditioned, or delayed and will be deemed given if written notice of disapproval is not received by the requesting party within twenty (20) days after the date such approval or consent is requested in writing.

17. TERMINATION. This Agreement may not be terminated by either party hereto after its execution except in accordance with the provisions of Section 2, or for "Cause." In addition, either party may terminate this Agreement if BrandDirect and QCC are unable to agree upon a minimum revenue guaranty during the first calendar year following the Test Period in an amount acceptable to each party in its sole discretion. For purposes of this Agreement, "Cause" shall mean (i) the failure of the non-terminating party to perform any material obligation of such party hereunder and such failure of performance having continued for a period of thirty (30) days following delivery of written notice of nonperformance, and (ii) the breach by the non-terminating party of any representation or warranty of such party hereunder and such breach having continued for a period of thirty (30) days following delivery of written notice of breach. Termination of this Agreement will not relieve either party of liability for breach.

18. NOTICES. All notices and other communications required or permitted to be given under this Agreement shall be in writing and addressed to the appropriate party at the address noted above, unless by such notice a different address shall have been designated, and shall be effective (i) upon personal delivery, (ii) the next business day following deposit with a nationally recognized overnight delivery serviced marked for priority next day delivery, or
(iii) three (3) business days following deposit in the U.S. mail, certified or registered mail postage prepaid.

19. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Florida without regard to conflicts of laws principals. Each party hereto agrees to accept the non-exclusive jurisdiction of the courts of the States of Connecticut, Florida and Georgia, and those of the United States of America situated in the States of Connecticut, Florida and Georgia, for the adjudication of any dispute arising out of this Agreement. Each party hereto hereby irrevocably (1) agrees that any suit, action, or other legal proceeding arising out of this Agreement may be brought in any Connecticut, Florida or Georgia or United States federal court located in Connecticut, Florida or Georgia, (2) consents to the jurisdiction of each such court in any such suit, action, or legal proceeding, (3) waives any objection which it may have to the laying of venue or any such suit, action or legal proceeding in any such courts, and (4) agrees that Connecticut, Florida and Georgia are the most convenient forums for litigation of any such suit, action or legal proceeding.

20. SEVERABILITY. If any clause, paragraph or provision of this Agreement is found by a court of competent jurisdiction to be unenforceable, it shall not affect or otherwise render invalid the remaining portions of this Agreement.

21. ASSIGNMENT. Neither this Agreement nor the rights and/or the obligations of either of the parties hereto may be assigned by either of the parties hereto without the prior written approval of the other party; provided, however, that QCC may assign all of its rights and obligations hereunder to a wholly-owned subsidiary of QCC or to a sister corporation of QCC wholly-owned by Electronic Business Services, Inc. or any successor entity, the sole shareholder of QCC, upon written notification to BrandDirect of such assignment.

22. FORCE MAJEURE. Neither party shall be liable for any failure to perform or for a delay in the performance of its obligations hereunder caused by circumstances beyond its control, including acts of God, acts of government or any agency or quasi-agency thereof (including acts of the Credit Repositories), strikes, lock-outs, trade disputes, shortages of material or energy, transportation embargoes, acts of public enemies, declared war, rebellion, sabotage, epidemic, quarantine restrictions, fire, storm, flood, earthquake, hurricane, tornado or any act, neglect or default of the other party, provided that each party will use reasonable efforts to avoid a force majeure event. In the event of a force majeure event, performance will be suspended to the extent made necessary by such event, and the time for performance will be extended by a period equal to the time of the delay. The party claiming the benefit of this
Section 22 will use reasonable efforts to minimize the effect of the force majeure event.

23.      HEADINGS.   The  headings  used   throughout  this  Agreement  are  for
convenience only and shall not be used for purposes of interpretation of this Agreement.

24. ENTIRE AGREEMENT. This Agreement is intended to be the sole and complete statement of obligation of the parties as to the subject matter of this Agreement and supersedes all previous understandings, negotiations and proposals as to such matter.

         IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized representatives as of the 22nd day of December, 1999.

QUICKCREDIT CORP.                           BRANDDIRECT MARKETING, INC.


/s/    HAROLD S. FISCHER                    /s/    DAVE THOMPSON
-----------------------------               ------------------------------
By:    Harold S. Fischer                    By:    Dave Thompson
Title: President                            Title: President



         The undersigned hereby irrevocably guarantees the prompt payment and performance of each of QCC's obligations under this Agreement.

ELECTRONIC BUSINESS SERVICES, INC.


/s/ HAROLD S. FISCHER
-----------------------------
By: Harold S. Fischer
Title: Chief Executive Officer
       and President